ACCOUNTS PAYABLE - Schedule of Aged Analysis of Accounts Payable Based on Payment Due (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Accounts Payable Current And Noncurrent [Abstract]
Within 30 days	$ 8,429	$ 10,786
31-60 days	341	1,157
61-90 days	478	1,289
Over 90 days	577	513
Accounts payable, net	$ 9,825	$ 13,745